SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) October 28, 2003


                      R.J. Reynolds Tobacco Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      1-6388                      56-0950247
(State or Other Jurisdiction      (Commission                  (IRS Employer
  of Incorporation)               File Number)              Identification No.)


                             401 North Main Street,
                             Winston-Salem, NC 27102
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 336-741-5500


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         On October 28, 2003, R.J. Reynolds Tobacco Holdings, Inc., issued an earnings release announcing its financial results for the second quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                     By:        /s/ Thomas R. Adams
                                                ----------------------------
                                     Name:      Thomas R. Adams
                                     Title:     Senior Vice President
                                                and Controller

Date: October 28, 2003

                                INDEX TO EXHIBITS

         Number        Exhibit
         ------        -------
         99.1          Earnings Release dated October 28, 2003.